UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2005

PIONEER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (210) 828-7689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 1, 2005, Pioneer Drilling Company (“Pioneer”) appointed Kurt M. Forkheim, age 35, as Vice President and Chief Accounting Officer.  Mr. Forkheim previously served as Pioneer’s Director of Internal Audit from February 2005 to June 2005.  Prior to joining Pioneer, he was an audit manager for Padgett, Stratemann & Co. LLP from September 2002 to January 2005.  Mr. Forkheim served in various positions as an accountant with Arthur Andersen LLP from June 1993 to May 2002, including audit manager from September 1997 to May 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY

	By:	/s/ William D. Hibbetts
William D. Hibbetts
Senior Vice President and Chief Financial Officer

Date: July 6, 2005